UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2017

BOLY GROUP HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-50413	98-0407797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Lot A-2-10, Galeria Hartamas Jalan 26A/70A, Desa Sri Hartamas 50480 Kuala Lumpur, Malaysia	50480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 603 6201 0069

923 E. Valley Blvd., Suite 103B, San Gabriel, CA 91776
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2017, Boly Group Holdings Corp. (the “Company”) entered into that certain Investment Agreement (the “Investment Agreement”) by and among the Company, Ramelle Ashram Bin Ramli (the “Investor”), Chi Jen Chen and Esther Pranolo. Prior to the closing of the transactions contemplated by the Investment Agreement (the “Transactions”), Mr. Chen was the owner of approximately 63.0% of the Company’s outstanding common stock, and Ms. Pranolo was the owner of approximately 5.5% of the Company’s outstanding common stock. Pursuant to the terms of the Investment Agreement:

●	The Company agreed to purchase, and Mr. Chen agreed to sell to the Company, 205,219 shares of Company common stock owned by Mr. Chen (the “Chen Shares”) and to cancel of certain convertible debt of the Company, in the original aggregate principal amount of $30,044 (together with any interest thereon to date, the “Debt”), held by Mr. Chen,

●	The Company agreed to purchase, and Ms. Pranolo agreed to sell to the Company, 17,775 shares of Company common stock owned by Ms. Pranolo (the “Pranolo Shares”), and

●	The Company agreed to sell, and the Investor agreed to purchase from the Company, 222,994 shares of Company common stock (the “Investor Shares”) for an aggregate purchase price of $310,000.

The Transactions closed on December 19, 2017. Following the closing of the Transactions (the “Closing”), neither Mr. Chen nor Ms. Pranolo owns any shares of the Company’s common stock.

As of the Closing, Mr. Alex Jen, the Company’s President, Chief Executive Officer, Chief Financial Officer and a member of the Company’s board of directors, resigned all of his officer and director positions with the Company, and Mr. Xiaoxiong Zhong, a member of the Company’s board of directors, resigned as a director. In addition, as of the Closing, the Company named the following individuals as directors of the Company:

Name	Title
Ramelle Ashram Bin Ramli	Chairman of the Board and Director
Jamie Alexander Louis Terauds	Director
Amanda Lai	Director

Following the appointment of the Investor, Mr. Terauds and Ms. Lai as directors, the directors appointed the following individuals as officers of the Company:

Name	Title
Ramelle Ashram Bin Ramli	Chief Executive Officer and Executive Chairman of the Board
Gary Chaw	Chief Financial Officer

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference. As of the Closing, the Investor acquired control of a majority of the voting power of the Company’s securities. As of the Closing, the Investor owned approximately 68.5% of the Company’s issued and outstanding shares of common stock. The Investor represented to the Company that he purchased the Investor Shares with his own personal assets and no money was borrowed. Except as described herein, there were no arrangements or understandings among members of the former and new control groups and their associates with respect to the election of directors or other matters.

There are no arrangements, known to the Company, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As of the Closing, Mr. Jen, the Company’s President, Chief Executive Officer, Chief Financial Officer and a member of the Company’s board of directors, resigned all of his officer and director positions with the Company, and Mr. Zhong, a member of the Company’s board of directors, resigned as a director. Mr. Jen’s and Mr. Zhong’s resignations were not the result of any disagreement with the Company on any matter relating to its operation, policies (including accounting or financial policies) or practices. In addition, as of the Closing, the Company named the following individuals as directors of the Company:

Name	Age	Title
Ramelle Ashram Bin Ramli	39	Chairman of the Board and Director
Jamie Alexander Louis Terauds	50	Director
Amanda Lai	41	Director

Following the appointment of the Investor, Mr. Terauds and Ms. Lai as directors, the directors appointed the following individuals as officers of the Company:

Name	Age	Title
Ramelle Ashram Bin Ramli	39	Chief Executive Officer and Executive Chairman of the Board
Gary Chaw		Chief Financial Officer

There is no arrangement or understanding among any of the new directors, on the one hand or any other person, on the other hand, pursuant to which a new director was appointed as a director. No new director has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. None of the new directors has received any compensation in connection with their appointment as a director and no new director will serve on a committee of the board of directors at this time.

We do not have any written employment agreement or other formal compensation agreements with our new officers and directors. Compensation arrangements are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

Set forth below is a brief description of the background each of our recently appointed officers and directors:

Ramelle Ashram Bin Ramli. Mr. Ramli is the founder and director of Movie Animation Park Studios, the first animation-based theme park in Asia (“MAPS”), and Executive Chairman of R-Segari Group Sdn Bhd (“R-Segari Group”). His most recent accomplishment in the leisure and entertainment field was the successful launch of MAPS, which commenced operation in June 2017. He is currently embarking on another integrated theme park attraction in Melaka, Malaysia, which will be operated by the R-Segari Group. Mr. Ramli serves as Executive Chairman of US VR Global Inc. (“US VR”), and as director of Animation Theme Park Sdn Bhd since 2015. He has also served as Executive Chairman of R-Segari Group since 2006. Mr. Ramli obtained a Bachelor of Business Studies from the American Intercontinental University of London.

Gary Chaw. Mr. Chaw serves as Chief Financial Officer of US VR. Mr. Chaw is a Fellow of the Association of Chartered Certified Accountants. He also holds a Bachelor of Arts in Accounting from University of Hertfordshire. Mr. Chaw has over 10 years’ experience in accounting, finance and advisory services, including through employment with the KPMG LLP, Ernst and Young in Malaysia and PricewaterhouseCoopers LLP in Singapore.

Jamie Alexander Louis Terauds. Mr. Terauds serves as Director of Business Development of US VR. Mr. Terauds has a diverse range of experience in industries ranging from information technology and telecommunications to food and beverage, hospitality and agriculture to green tech, and specializes in advising start-ups and early stage endeavors, on corporate structuring, intellectual property strategies, angel, seed and investment capital sourcing, as well as business and success coaching. Mr. Terauds has founded over a dozen start-up ventures, which have operated on three continents and assumed the positions of Chief Executive Officer, Managing Director and Chairman. In addition to his role with US VR, he also serves as the executive chairman of the ilipa Ventures group of companies, whose portfolio companies include Jaime Alexander Ltd (HK), ilipa IT PLT (MY), Intercontinental Dental Services Pty Ltd (AU), ilipa IT Inc (USA) and After 3 Marine ltd (SEY).

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Amanda Lai. Ms. Lai serves as US VR’s Vice President of Marketing. She holds a certificate in Estate Agency recognized by The Board of Valuers, Appraisers, and Real Estate Agents in Malaysia and a Diploma in Marketing. She has 17 years of experience in the real estate industry and began her career with Henry Butcher, an international real estate and valuation firm. Ms. Lai’s passion for people lead to her involvement in the commercial property sector culminating in her successfully leasing retail space in one of the largest malls in East Malaysia. Prior to joining US VR, Ms. Lai was the head of marketing and leasing with KL Northgate Sdn. Bhd., which is a property development company undertaking RM3 billion commercial development covering 1.6 million sq.ft. net lettable retail space along Jalan Kuching Kuala Kumpur, Malaysia.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2017, the Company’s Board of Directors approved an amendment and restatement of the Company’s bylaws. The amendments to the bylaws had the effect of changing the bylaw provisions as set forth below.

	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Offices:	Article I, Section 2. The Company shall have its principal office in Delaware.	Section 1. The Company may have its principal office within or without the State of Delaware.

Corporate Seal:	Article I, Section 3. The corporate seal shall have inscribed thereon the name of the Company, the year of its organization and the words “Corporate Seal, Delaware”.	Section 7.1. The Board shall have the power by resolution to adopt, make and use a corporate seal and to alter the form of such seal from time to time.

Shareholder Meetings:	Article II, Section 2. Annual Meetings: Annual meeting shall be held on the 1st of February each year. If not held, it may be held at any time thereafter upon notice.	Section 2.1. Annual Meetings: Annual meeting shall be held at such time and date and place as the Board shall determine.

	Article II, Section 2. Special Meetings: Special meeting may be called by President whenever he deems advisable and shall be called by the President whenever directed in writing by a majority of the Board or 1/3 of the capital stock outstanding, entitled to vote at such meeting.	Section 2.3. Special Meetings: Special meeting of shareholders, may be called by the Board of Directors, and only such business may be transacted as it relates to purpose established by notice.

Notice of Shareholder Meetings:

Article II, Section 4. Notice of Shareholder Meetings: Mail notice at least 10 days and not more than 50 days prior to meeting. Meetings may be held without notice if all shareholders are present, or if notice is waived by all shareholders. If adjourned not more than 30 days, it is not necessary to give notice of adjournment.

Section 2.5. Mail notice at least 10 days and not more than 60 days prior to meeting. If adjourned not more than 60 days, it is not necessary to give notice of adjournment.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

	Notice of the annual and special meeting shall indicate that it is being issued by or at the direction of the person calling the meeting and state the name and capacity of such person.	There is no requirement that the notice indicate who is calling the meeting.

Record Date:	Article II, Sec 5. The Board may fix a record date that is not more than 50 days nor less than 10 days before the date of such meeting, nor more than 50 days prior to any other action.	Section 2.4. The Board may fix a record date that is not more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action.

Waiver of Notice:	Not addressed.	Section 2.6. Whenever notice is required to be given to shareholders, a signed written waiver, whether before or after the time, shall be deemed equivalent to notice.

Quorum and Adjournment:	Article II, Section 8. Except for the special election of directors pursuant to the Delaware General Corporation Law (the “DGCL”), the presence of the holders of a majority of the shares entitled to vote, shall constitute a quorum.	Section 2.6. The holders of a 33.33% of the voting power, shall constitute a quorum, unless otherwise provided by the DGCL.

Voting at Meeting:	Article II, Section 7. In the election of directors, a plurality of the votes cast shall elect. Any other action shall be authorized by a majority of the votes cast, except where the DGCL prescribes a different percentage of votes.

Section 2.6. In any uncontested election of directors, each person receiving a majority of the votes shall be deemed elected. In any contested election of directors, each person receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. The Board may, but need not, establish policies and procedures regarding the nomination, election and resignation of directors.

Section 2.8 (c) As to each matter submitted to a vote of shareholders (other than the election of directors), such matter shall be decided by a majority of votes cast.

Ballots:	Not addressed.	Section 2.8(d). Where a ballot is required by law or demanded by any shareholder entitled to vote (other than election of directors), the voting shall be by ballot. Describes the method for voting by ballot.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Proxy Votes:	Article II, Section 6. No proxy shall be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the shareholder, unless Delaware law provides otherwise.	Section 2.8(d). Any proxy to be sued must be delivered to the Secretary of the Company or their representative at the principal executive offices at or before the meeting. The validity and enforceability of any proxy determined in accordance with DGCL.

Certified List of Shareholders:	Article II, Section 9. The officer of the Company shall prepare and certify at least 10 days before the meeting of shareholders, a complete list of shareholders, arranged in alphabetical order, with specific detail. The list shall be available for inspection by any shareholder at least 10 days prior to every meeting and shall be produced for inspection at the meeting.	Section 7.3 requires the Company to maintain a list of shareholders, provided it may be kept by an agent of the Company. A certified shareholder list not specifically required for shareholder meetings.

Nomination of Directors:	Not addressed.	Section 2.9. Only persons nominated as provided in the bylaws are eligible for election as directors. Nominations may be made at a meeting of shareholders at which directors are to be elected only (a) by or at direction of the Board; or (b) by any shareholder entitled to vote who complies with notice procedure in Section 2.10.

Shareholder Nominations for Director and Notice of Business:	Not addressed.	Section 2.10. (a) Provides notification requirements for shareholder nominations for directors or the transaction of any other business that a shareholder proposed to bring before the meeting, (b) provides the basis for which a notice delivered shall not be effective, and (c) provides basis for shareholder notice where increase in the Board size in the coming year.

Chairman of Shareholder Meeting:	Not addressed.	Section 2.12. The CEO, of if absent, the President, or Vice-President shall act as chairman of all shareholder meetings.

Order of Business:	Not addressed.	Section 2.13. Order of business shall be determined by the Chairman, but where there is a quorum, the order may be changed by a majority of those voting.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Action without Meeting:	Not addressed.

Section 2.14. Permits action without a meeting of the shareholders, whether annual or special, without a meeting, without prior notice and without a vote, if consent in writing setting forth the action is signed by the shareholders holding a majority of the voting power, unless a different proportion of voting power is required for such action at the meeting. Prompt notice of the taking of such action without a meeting by less than unanimous consent, shall be given to Shareholders who have not consented.

Section 2.15. A copy, facsimile or other reliable reproduction of a consent in writing may be substituted for original.

Directors:	Article III, Section 1. The Board shall consist of at least two directors, except where all outstanding shares are owned by less than two shareholders, then it can be less than two. Subject to this limitation, the Board may fix from time to time by majority or the shareholders at annual or special meeting.	Section 3.1. The number shall initially be two or such other number as the majority of the Board by resolution may from time to time determine. There is no stated minimum number of directors.

Election and Term of Director:	Article III, Section 2. Directors shall hold office until next annual meeting of shareholders and until his successor has been elected and qualified.	Section 3.1. Directors shall hold office until his successor is elected and qualified.

Filling Vacancies, Resignation and Removal:	Article III, Section 3. Directors may be removed, with our without by vote of the shareholders. Unfilled vacancies may be filed by the vote of a majority of the remaining directors.	Section 3.3 and 3.4. Removal of any director with or without cause by affirmative vote of 2/3 of the voting power, and the vacancies created, may be filled, at a meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the shareholders. Except in the instance of removal, vacancies may be appointed by a majority vote of the remaining directors.

Qualifications:	Article III, Section 4. Each director shall be at least 18 years of age, and does not need to be shareholder or a citizen or resident of Delaware.	Not addressed.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Meetings of Board of Directors:

Article II, Section 5. Regular meetings of the Board may be held with or without notice as determined by resolution. Once set by the Board, the Board may not alter the date, time or place without at least 3 days written notice to each director personally or by telegram or 5 days by mail.

Special meetings – whenever called by President, Vice-President, Secretary or President, Vice-President, Secretary or any director in writing. Required notice of three days personally or by telegraph and five days by mail. Any notice requirement can by waived in writing.

Section 3. Regular meetings. There is no requirement of additional notice in the event regular meeting is changed. Annual meeting may be held at the day and place where the annual shareholder meeting is held, without notice.

Special meetings: may be called by the CEO or Secretary on written request of any or more director with at least 10 days’ notice.

Annual Report:	Not addressed.	Section 3.14. Board to prepare an annual report of the business and affairs of the corporation to its shareholders, unless Board determines it is not reasonably required.

Officers:	Article V, Section 1. The same person may hold any two or more offices, except the offices of President and Secretary, unless all of the stock is owned by one person.	Section 4.1. Any two or more offices may be held by the same person.

Titles:	President, Vice President, Treasurer, Secretary	Chief Executive Officer, Principal Financial Officer, Executive Vice-President, Secretary, Treasurer

Contracts, Drafts, Bank Accounts, Loans	Not addressed.	Section 5. Board may authorize any officer, to enter into contracts. The CEO, or other Board authorized officer may effect loans and advances. The Board shall determine who will be responsible for checks, drafts and deposits.

Stock and Dividends:	Article VI, Section 1. Certificates shall be signed by the President or Vice-President and by the Secretary or Treasurer and shall bear the seal and shall not be valid unless so signed and sealed.	Section 6.1. Certificates are to be signed by the CEO and Secretary or Assistant Secretary or the Treasurer or Assistant Treasurer and may be sealed. There is no requirement that the certificate bear the corporate seal and it is no longer prima facie invalid if it is not signed and sealed.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Restriction on Transfer of Stock:	Article VI, Section 1. Any restriction on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.	Section 6.7. Provides that written restrictions on the transfer or registration of transfer and noted conspicuously on the certificate representing such capital stock may be enforced against the holder. Unless noted conspicuously, a restriction shall be ineffective except against a persona with actual knowledge of the restriction. A restriction on the transfer or registration may be imposed either by certificate or by an agreement among any number of shareholders or among shareholders and the Company. Specific legend language provided.

Fractional Share Interests:	Article VI, Section 2. Permitted issuance of fractional shares	Not addressed.

Forum Selection; Attorney’s Fees	Not addressed.	Section 7.4 Forum for litigation regarding corporate actions established to be in a state or federal court located in Delaware; and provides for prevailing party to be entitled to attorney’s fees in any action relating to or arising out the bylaws.

Lost, Destroyed, Stolen and Mutilated Certificates:	Article VI, Section 4. Board may require, as a prerequisite to the issuance of new shares in replacement for shares alleged to have been stolen, lost or destroyed, as indemnity. This bond would not exceed double the value of the stock.	Section 6.5. The Board may require bond as a prerequisite to the issuance of new shares in replacement for shares alleged to have been stolen, lost or destroyed, as indemnity. There is no limit to the amount of Bond that may be requested.

Share Ownership:	Not addressed.	Section 6.2. A person in whose name shares of capital stock shall stand on the books of the Company shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Company, its shareholders and creditors for any purpose, except to render the transferee liable for the debts of the Company to the extent provided by law, until such transfer shall have been entered on the books of the Company by an entry showing from and to whom transferred.

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	Bylaw Provision Prior to Amendment and Restatement	Bylaw Provision, as Amended and Restated

Registered Shareholders:	Not addressed.	Section 6.3 Registered shareholders entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

Stock of Other Corporations:	Article VIII, Section 1. Permitted the Board of Directors to authorize any director, officer or other person to attend, act and vote at meetings of the shareholders of any corporation in which the Company shall hold stock.	Not addressed.

Indemnification; Insurance	Not addressed.	Sections 8.1 and 8.2 Provides for the Indemnification of its officers and directors

	Not addressed.	Section 8.3 – 8.12 Any indemnification authorized under the bylaws shall only be made by the Company’s specific determination that indemnification is proper. The bylaws specifically provide for required votes necessary for a determination to indemnify; defines good faith; provides for the payment of expenses in advance; provides that obligation to provide indemnification is non-exclusive; provides for the Company’s ability to purchase insurance on behalf of its officers, directors, employees or agents; defines relevant terms used; provides for the survival of the right to indemnification and advancement of expenses; provides limitations on indemnification; provides that the right to indemnification shall be considered a contract; and permits the Company to enter into such agreements as the Board deems appropriate for the indemnification of present or future directors and officers.

The foregoing description is subject to, and qualified in its entirety by the amended and restated bylaws attached as Exhibit 3.1 hereto and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

3.1	Amended and Restated Bylaws of the registrant.
10.1	Investment Agreement dated as of December 15, 2017 by and among the registrant, Ramelle Ashram Bin Ramli, Chi Jen Chen and Esther Pranolo.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLY GROUP HOLDINGS CORP.

Date: December 20, 2017	By:	/s/ Ramelle Ashram Bin Ramli
Ramelle Ashram Bin Ramli Chief Executive Officer

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